Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as at June 30, 2012

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K/A and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - June 30, 2012

Table of Contents

Page

Regulation G and Basis of Presentation
Consolidated Financial Statements
Consolidated Income Statements	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive Income (Loss)	6
Segment Information
For the three months ended June 30, 2012 and 2011	7-8
For the six months ended June 30, 2012 and 2011	9-10
Non-life segment	11-12
North America sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global (Non-U.S.) Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by reinsurance type	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds	30
Distribution of Equities	31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Funds Held - Directly Managed Portfolio	34
Distribution of Corporate Bonds - Funds Held - Directly Managed Portfolio	35
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	36-37
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) on Funds Held - Directly Managed Portfolio	38-39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44-45
Natural Catastrophe Probable Maximum Losses (PMLs)	46
Reconciliation of GAAP and non-GAAP measures	47-49
Diluted Book Value per Common Share - Treasury Stock Method	50
Diluted Book Value per Common Share - Rollforward	51-53

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net foreign exchange gains and losses, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the investee’s operations are not insurance or reinsurance related and where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Diluted Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation

Effective January 1, 2011, the Company redefined its Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE calculations. Following the redefinition, Operating Earnings (Loss) exclude the impact of net foreign exchange gains and losses, net of tax, in addition to net realized and unrealized gains and losses on investments, net of tax, and certain of the interest in earnings (losses) of equity investments, net of tax, and are calculated after preferred dividends. In addition, following the redefinition, Annualized Operating ROE is calculated on a diluted per share basis. All periods presented have been recast to reflect the Company’s redefined non-GAAP measures. For a reconciliation of the previously published non-GAAP measures for the year ended December 31, 2010 to the redefined non-GAAP measures, see the Company’s financial supplement as of December 31, 2011.

The Company’s Non-life sub-segment information has been recast for all periods presented to reflect the redefined financial reporting segments, as announced by the Company on January 11, 2011. The new presentation continues to include three segments: Non-life, Life, and Corporate and Other. The Non-life segment now has four sub-segments: North America, Global (Non-U.S.) P&C, Global (Non-U.S.) Specialty, and Catastrophe. The Life segment remains unchanged. Paris Re is no longer presented as a separate Non-life sub-segment and its historical results have been recast into the Company’s other Non-life sub-segments. In addition, management responsibilities for certain lines of business and certain other treaties have been redefined, and accordingly, the historical Non-life sub-segment results have been recast to reflect these changes.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Revenues
Gross premiums written	$1,163,243	$1,567,483	$897,962	$1,095,326	$1,082,205

Net premiums written	$1,136,046	$1,473,286	$879,886	$1,079,557	$1,056,467
(Increase) decrease in unearned premiums	(45,168)	(483,456)	301,515	214,762	50,978

Net premiums earned	1,090,878	989,830	1,181,401	1,294,319	1,107,445
Net investment income	153,506	146,896	155,540	163,647	158,328
Net realized and unrealized investment gains	38,132	192,735	74,553	26,139	78,199
Other income	2,654	2,746	3,072	1,434	1,596

Total revenues	1,285,170	1,332,207	1,414,566	1,485,539	1,345,568

Expenses
Losses and loss expenses and life policy benefits	706,137	576,486	1,069,204	881,626	814,523
Acquisition costs	232,723	211,608	238,772	262,489	229,251
Other operating expenses	106,184	98,174	113,033	103,822	113,694
Interest expense	12,223	12,220	12,219	12,216	12,214
Amortization of intangible assets	8,893	8,893	8,893	9,520	9,165
Net foreign exchange (gains) losses	(7,770)	2,589	(14,655)	(10,587)	(8,737)

Total expenses	1,058,390	909,970	1,427,466	1,259,086	1,170,110

Income (loss) before taxes and interest in (losses) earnings of equity investments	226,780	422,237	(12,900)	226,453	175,458
Income tax expense	50,136	67,174	3,341	41,803	50,085
Interest in (losses) earnings of equity investments	(498)	5,078	(1,402)	(4,527)	(1,188)

Net income (loss)	$176,146	$360,141	$(17,643)	$180,123	$124,185

Preferred dividends	$15,405	$15,405	$15,405	$14,352	$8,631

Operating earnings (loss) available to common shareholders	$142,018	$181,695	$(137,688)	$164,498	$67,153

Comprehensive income (loss), net of tax	$158,044	$376,237	$(22,420)	$126,271	$128,568

Per Share Data:
Earnings (loss) per common share:
Basic operating earnings (loss)	$2.22	$2.78	$(2.06)	$2.43	$0.99
Net realized and unrealized investment gains, net of tax	0.29	2.43	0.85	0.09	0.61
Net foreign exchange gains (losses), net of tax	0.02	(0.02)	0.75	—	0.13
Interest in (losses) earnings of equity investments, net of tax	(0.01)	0.08	(0.03)	(0.07)	(0.02)

Basic net income (loss)	$2.52	$5.27	$(0.49)	$2.45	$1.71

Weighted average number of common shares outstanding	63,816.0	65,404.2	66,877.1	67,743.3	67,628.1

Diluted operating earnings (loss)	$2.20	$2.76	$(2.06)	$2.41	$0.98
Net realized and unrealized investment gains, net of tax	0.29	2.42	0.85	0.09	0.60
Net foreign exchange gains (losses), net of tax	0.02	(0.02)	0.75	—	0.13
Interest in (losses) earnings of equity investments, net of tax	(0.01)	0.08	(0.03)	(0.07)	(0.02)

Diluted net income (loss)	$2.50	$5.24	$(0.49)	$2.43	$1.69

Weighted average number of common shares and common share equivalents outstanding	64,423.0	65,842.8	66,877.1	68,182.0	68,442.3

Dividends declared per common share	$0.62	$0.62	$0.60	$0.60	$0.60

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010

Revenues
Gross premiums written	$2,730,726	$2,639,766	$4,633,054	$4,885,266

Net premiums written	$2,609,331	$2,526,887	$4,486,329	$4,705,116
(Increase) decrease in unearned premiums	(528,623)	(354,853)	161,425	71,355

Net premiums earned	2,080,708	2,172,034	4,647,754	4,776,471
Net investment income	300,402	309,962	629,148	672,782
Net realized and unrealized investment gains (losses)	230,867	(34,000)	66,692	401,482
Other income	5,400	3,408	7,915	10,470

Total revenues	2,617,377	2,451,404	5,351,509	5,861,205

Expenses
Losses and loss expenses and life policy benefits	1,282,623	2,421,740	4,372,570	3,283,618
Acquisition costs	444,330	437,100	938,361	972,537
Other operating expenses	204,358	217,991	434,846	539,751
Interest expense	24,443	24,514	48,949	44,413
Amortization of intangible assets	17,786	17,992	36,405	31,461
Net foreign exchange (gains) losses	(5,181)	(9,433)	(34,675)	20,686

Total expenses	1,968,359	3,109,904	5,796,456	4,892,466

Income (loss) before taxes and interest in earnings (losses) of equity investments	649,018	(658,500)	(444,947)	968,739
Income tax expense	117,310	23,828	68,972	128,784
Interest in earnings (losses) of equity investments	4,579	(443)	(6,372)	12,597

Net income (loss)	$536,287	$(682,771)	$(520,291)	$852,552

Preferred dividends	$30,811	$17,263	$47,020	$34,525

Operating earnings (loss) available to common shareholders	$323,713	$(668,419)	$(641,609)	$491,807

Comprehensive income (loss), net of tax	$534,281	$(640,842)	$(536,991)	$771,681

Per Share Data:
Earnings (loss) per common share:
Basic operating earnings (loss)	$5.01	$(9.86)	$(9.50)	$6.40
Net realized and unrealized investment gains (losses), net of tax	2.75	(0.70)	0.23	3.92
Net foreign exchange (losses) gains, net of tax	(0.01)	0.24	0.98	0.17
Interest in earnings (losses) of equity investments, net of tax	0.07	—	(0.11)	0.16

Basic net income (loss)	$7.82	$(10.32)	$(8.40)	$10.65

Weighted average number of common shares outstanding	64,610.1	67,811.4	67,558.7	76,839.5

Diluted operating earnings (loss)	$4.97	$(9.86)	$(9.50)	$6.29
Net realized and unrealized investment gains (losses), net of tax	2.73	(0.70)	0.23	3.86
Net foreign exchange (losses) gains, net of tax	(0.01)	0.24	0.98	0.16
Interest in earnings (losses) of equity investments, net of tax	0.07	—	(0.11)	0.15

Diluted net income (loss)	$7.76	$(10.32)	$(8.40)	$10.46

Weighted average number of common shares and common share equivalents outstanding	65,132.9	67,811.4	67,558.7	78,234.3

Dividends declared per common share	$1.24	$1.15	$2.35	$2.05

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		December 31, 2010

Assets
Total investments	$15,031,945		$15,754,854		$15,287,245		$15,789,856		$15,955,923		$14,297,867
Funds held - directly managed	1,233,008		1,264,383		1,268,010		1,322,761		1,379,513		1,772,118
Cash and cash equivalents	1,512,418		1,210,229		1,342,257		1,073,432		1,606,842		2,111,084
Accrued investment income	160,392		181,898		189,074		198,503		181,806		201,928
Reinsurance balances receivable	2,358,432		2,571,038		2,059,976		2,313,538		2,517,586		2,076,884
Reinsurance recoverable on paid and unpaid losses	434,083		432,059		397,788		447,015		489,415		382,878
Funds held by reinsured companies	783,311		799,988		796,290		814,950		846,466		937,032
Deferred acquisition costs	620,277		636,537		547,202		602,275		661,564		595,557
Goodwill	455,533		455,533		455,533		455,533		455,533		455,533
Intangible assets	116,081		124,974		133,867		142,760		154,194		178,715
Other assets	366,483		364,163		378,131		458,490		351,080		354,775

Total assets	$23,071,963		$23,795,656		$22,855,373		$23,619,113		$24,599,922		$23,364,371

Liabilities
Unpaid losses and loss expenses	$10,661,012		$11,143,354		$11,273,091		$11,352,599		$12,016,271		$10,666,604
Policy benefits for life and annuity contracts	1,635,547		1,707,982		1,645,662		1,678,201		1,726,180		1,750,410
Unearned premiums	2,008,384		2,017,177		1,448,841		1,787,351		2,067,996		1,599,139
Other reinsurance balances payable	496,020		522,701		443,873		493,926		554,386		491,194
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	752,418		796,582		755,375		778,364		782,056		829,116

Total liabilities	16,374,370		17,008,785		16,387,831		16,911,430		17,967,878		16,157,452

Total shareholders’ equity	6,697,593		6,786,871		6,467,542		6,707,683		6,632,044		7,206,919

Total liabilities and shareholders’ equity	$23,071,963		$23,795,656		$22,855,373		$23,619,113		$24,599,922		$23,364,371

Shareholders’ Equity Per Common Share (excluding preferred shares)	$92.78		$90.23		$85.33		$85.82		$84.71		$95.55

Diluted Book Value Per Common Share and Common Share Equivalents Outstanding (assuming exercise of all share-based awards)	$91.88		$89.63		$84.82		$85.26		$83.71		$93.77

Number of Common Shares and Common Share Equivalents Outstanding	63,164.5		65,751.6		65,715.7		68,188.1		68,552.0		71,312.3

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	9%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	893,750	12	893,750	12	893,750	12	893,750	12	893,750	12	520,000	7
Common shareholders’ equity	5,803,843	77	5,893,121	77	5,573,792	77	5,813,933	77	5,738,294	77	6,686,919	83

Total Capital	$7,510,977	100%	$7,600,255	100%	$7,280,926	100%	$7,521,067	100%	$7,445,428	100%	$8,020,303	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Net cash provided by (used in) operating activities:

Underwriting operations (1)	$(75)	$(68)	$(140)	$(314)	$84

Investment income	204	188	189	167	186

Taxes and foreign exchange	(26)	(41)	(59)	(12)	(14)

Net cash provided by (used in) operating activities	$103	$79	$(10)	$(159)	$256

Net cash provided by (used in) operating activities	$103	$79	$(10)	$(159)	$256

Net cash provided by (used in) investing activities	492	(168)	519	(292)	(987)

Net cash (used in) provided by financing activities	(266)	(50)	(223)	(55)	322

Effect of foreign exchange rate changes on cash	(27)	7	(17)	(28)	6

Increase (decrease) in cash and cash equivalents	302	(132)	269	(534)	(403)

Cash and cash equivalents - beginning of period	1,210	1,342	1,073	1,607	2,010

Cash and cash equivalents - end of period	$1,512	$1,210	$1,342	$1,073	$1,607

(1)	For the three months ended June 30, 2011 and the three months ended September 30, 2011, net cash provided by underwriting operations includes approximately $5 million and $58 million, respectively, of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010

Net cash provided by operating activities:

Underwriting operations (1)	$(142)	$424	$(29)	$650

Investment income	392	374	731	762

Taxes and foreign exchange	(67)	(56)	(128)	(185)

Net cash provided by operating activities	$183	$742	$574	$1,227

Net cash provided by operating activities	$183	$742	$574	$1,227

Net cash provided by (used in) investing activities	324	(1,307)	(1,080)	1,102

Net cash (used in) provided by financing activities	(317)	36	(242)	(922)

Effect of foreign exchange rate changes on cash	(20)	25	(21)	(34)

Increase (decrease) in cash and cash equivalents	170	(504)	(769)	1,373

Cash and cash equivalents - beginning of period	1,342	2,111	2,111	738

Cash and cash equivalents - end of period	$1,512	$1,607	$1,342	$2,111

(1)	For the six months ended June 30, 2011 and for the year ended December 31, 2011, net cash provided by underwriting operations includes approximately $ 300 and $358 million, respectively, of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income (Loss)

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Net income (loss)	$176,146	$360,141	$(17,643)	$180,123	$124,185

Change in currency translation adjustment	(19,157)	17,207	(960)	(54,958)	6,303
Change in net unrealized gains or losses on investments, net of tax	(239)	(242)	(204)	(244)	(249)
Change in unfunded pension obligation, net of tax	1,294	(869)	(3,613)	1,350	(1,671)

Comprehensive income (loss)	$158,044	$376,237	$(22,420)	$126,271	$128,568

	For the six months ended		For the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010

Net income (loss)	$536,287	$(682,771)	$(520,291)	$852,552

Change in currency translation adjustment	(1,950)	44,084	(11,834)	(66,742)
Change in net unrealized gains or losses on investments, net of tax	(481)	(501)	(949)	(4,908)
Change in unfunded pension obligation, net of tax	425	(1,654)	(3,917)	(9,221)

Comprehensive income (loss)	$534,281	$(640,842)	$(536,991)	$771,681

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended June 30, 2012
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$271	$130	$400	$159	$960	$200	$3	$1,163

Net premiums written	$270	$128	$391	$145	$934	$199	$3	$1,136
Decrease (increase) in unearned premiums	20	36	(28)	(72)	(44)	1	(2)	(45)

Net premiums earned	$290	$164	$363	$73	$890	$200	$1	$1,091
Losses and loss expenses and life policy benefits	(185)	(119)	(213)	(16)	(533)	(173)	—	(706)
Acquisition costs	(69)	(39)	(93)	(6)	(207)	(26)	—	(233)

Technical result	$36	$6	$57	$51	$150	$1	$1	$152

Other income					—	1	2	3
Other operating expenses					(66)	(13)	(27)	(106)

Underwriting result					$84	$(11)	n/a	$49

Net investment income						17	136	153

Allocated underwriting result (1)						$6	n/a	n/a

Net realized and unrealized investment gains							38	38
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange gains							8	8
Income tax expense							(50)	(50)
Interest in losses of equity investments							(1)	(1)

Net income							n/a	$176

Loss ratio (2)	63.7%	72.3%	58.8%	22.5%	59.9%
Acquisition ratio (3)	23.8	23.9	25.5	8.3	23.2

Technical ratio (4)	87.5%	96.2%	84.3%	30.8%	83.1%
Other operating expense ratio (5)					7.5

Combined ratio (6)					90.6%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended June 30, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$242	$122	$350	$169	$883	$195	$4	$1,082

Net premiums written	$242	$121	$333	$161	$857	$195	$4	$1,056
Decrease (increase) in unearned premiums	19	72	8	(51)	48	6	(3)	51

Net premiums earned	$261	$193	$341	$110	$905	$201	$1	$1,107
Losses and loss expenses and life policy benefits	(190)	(127)	(206)	(123)	(646)	(166)	(2)	(814)
Acquisition costs	(63)	(53)	(78)	(9)	(203)	(26)	—	(229)

Technical result	$8	$13	$57	$(22)	$56	$9	$(1)	$64

Other income					—	—	1	1
Other operating expenses					(71)	(13)	(30)	(114)

Underwriting result					$(15)	$(4)	n/a	$(49)

Net investment income						16	142	158

Allocated underwriting result (1)						$12	n/a	n/a

Net realized and unrealized investment gains							78	78
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange gains							9	9
Income tax expense							(50)	(50)
Interest in losses of equity investments							(1)	(1)

Net income							n/a	$124

Loss ratio (2)	72.8%	65.9%	60.3%	111.7%	71.4%
Acquisition ratio (3)	24.1	27.6	22.9	8.1	22.4

Technical ratio (4)	96.9%	93.5%	83.2%	119.8%	93.8%
Other operating expense ratio (5)					7.9

Combined ratio (6)					101.7%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the six months ended June 30, 2012
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$613	$477	$817	$401	$2,308	$417	$6	$2,731

Net premiums written	$611	$474	$744	$360	$2,189	$414	$6	$2,609
Increase in unearned premiums	(84)	(150)	(73)	(197)	(504)	(20)	(4)	(528)

Net premiums earned	$527	$324	$671	$163	$1,685	$394	$2	$2,081
Losses and loss expenses and life policy benefits	(317)	(217)	(408)	(19)	(961)	(322)	—	(1,283)
Acquisition costs	(134)	(78)	(162)	(15)	(389)	(55)	—	(444)

Technical result	$76	$29	$101	$129	$335	$17	$2	$354

Other income					1	2	2	5
Other operating expenses					(129)	(26)	(49)	(204)

Underwriting result					$207	$(7)	n/a	$155

Net investment income						33	267	300

Allocated underwriting result (1)						$26	n/a	n/a

Net realized and unrealized investment gains							231	231
Interest expense							(24)	(24)
Amortization of intangible assets							(18)	(18)
Net foreign exchange gains							5	5
Income tax expense							(117)	(117)
Interest in earnings of equity investments							4	4

Net income							n/a	$536

Loss ratio (2)	60.1%	67.0%	60.8%	11.3%	57.0%
Acquisition ratio (3)	25.5	23.9	24.2	9.5	23.1

Technical ratio (4)	85.6%	90.9%	85.0%	20.8%	80.1%
Other operating expense ratio (5)					7.7

Combined ratio (6)					87.8%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the six months ended June 30, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$581	$440	$724	$486	$2,231	$403	$6	$2,640

Net premiums written	$581	$437	$648	$453	$2,119	$402	$6	$2,527
(Increase) decrease in unearned premiums	(60)	(63)	10	(220)	(333)	(17)	(5)	(355)

Net premiums earned	$521	$374	$658	$233	$1,786	$385	$1	$2,172
Losses and loss expenses and life policy benefits	(365)	(277)	(427)	(1,040)	(2,109)	(311)	(2)	(2,422)
Acquisition costs	(129)	(93)	(158)	(1)	(381)	(56)	—	(437)

Technical result	$27	$4	$73	$(808)	$(704)	$18	$(1)	$(687)

Other income					2	—	1	3
Other operating expenses					(137)	(25)	(56)	(218)

Underwriting result					$(839)	$(7)	n/a	$(902)

Net investment income						31	279	310

Allocated underwriting result (1)						$24	n/a	n/a

Net realized and unrealized investment losses							(34)	(34)
Interest expense							(24)	(24)
Amortization of intangible assets							(18)	(18)
Net foreign exchange gains							9	9
Income tax expense							(24)	(24)
Interest in losses of equity investments							—	—

Net loss							n/a	$(683)

Loss ratio (2)	70.0%	74.0%	64.9%	446.3%	118.0%
Acquisition ratio (3)	24.8	25.0	24.0	0.3	21.4

Technical ratio (4)	94.8%	99.0%	88.9%	446.6%	139.4%
Other operating expense ratio (5)					7.7

Combined ratio (6)					147.1%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended
	June 30, 2012 (A)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Net premiums written	$934	$1,255	$690	$880	$857

Net premiums earned	$890	$795	$975	$1,083	$905

Losses and loss expenses	(533)	(427)	(898)	(710)	(646)
Acquisition costs	(207)	(183)	(211)	(229)	(203)

Technical result	$150	$185	$(134)	$144	$56

Other income	—	1	2	1	—
Other operating expenses	(66)	(63)	(78)	(69)	(71)

Underwriting result	$84	$123	$(210)	$76	$(15)

Loss ratio (2)	59.9%	53.8%	92.1%	65.6%	71.4%
Acquisition ratio (3)	23.2	23.0	21.6	21.1	22.4

Technical ratio (4)	83.1%	76.8%	113.7%	86.7%	93.8%
Other operating expense ratio (5)	7.5	7.9	8.0	6.4	7.9

Combined ratio (6)	90.6%	84.7%	121.7%	93.1%	101.7%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($15.6) million and ($21.9) million, respectively, compared to the three months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the six months ended		For the year ended
	June 30, 2012 (A)	June 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$2,189	$2,119	$3,688	$3,961

Net premiums earned	$1,685	$1,786	$3,844	$4,029

Losses and loss expenses	(961)	(2,109)	(3,717)	(2,657)
Acquisition costs	(389)	(381)	(821)	(856)

Technical result	$335	$(704)	$(694)	$516

Other income	1	2	4	5
Other operating expenses	(129)	(137)	(283)	(317)

Underwriting result	$207	$(839)	$(973)	$204

Loss ratio (2)	57.0%	118.0%	96.7%	65.9%
Acquisition ratio (3)	23.1	21.4	21.3	21.3

Technical ratio (4)	80.1%	139.4%	118.0%	87.2%
Other operating expense ratio (5)	7.7	7.7	7.4	7.8

Combined ratio (6)	87.8%	147.1%	125.4%	95.0%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($27.6) million and ($27.8) million, respectively, compared to the six months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended
	June 30, 2012 (A)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Net premiums written	$270	$341	$235	$287	$242

Net premiums earned	$290	$238	$285	$329	$261

Losses and loss expenses	(185)	(133)	(184)	(192)	(190)
Acquisition costs	(69)	(66)	(67)	(80)	(63)

Technical result	$36	$39	$34	$57	$8

Loss ratio (2)	63.7%	55.9%	64.6%	58.4%	72.8%
Acquisition ratio (3)	23.8	27.5	23.6	24.3	24.1

Technical ratio (4)	87.5%	83.4%	88.2%	82.7%	96.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	37%	47%	40%	37%	40%
Agriculture	31	5	20	25	23
Property	20	22	18	19	19
Credit/Surety	5	5	4	5	5
Multiline	4	12	6	5	5
Motor	2	7	9	7	8
Other	1	2	3	2	—

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($1.0) million and ($0.9) million, respectively, compared to the three months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the six months ended		For the year ended
	June 30, 2012 (A)	June 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$611	$581	$1,104	$1,026

Net premiums earned	$527	$521	$1,135	$1,038

Losses and loss expenses	(317)	(365)	(741)	(577)
Acquisition costs	(134)	(129)	(276)	(288)

Technical result	$76	$27	$118	$173

Loss ratio (2)	60.1%	70.0%	65.3%	55.6%
Acquisition ratio (3)	25.5	24.8	24.3	27.8

Technical ratio (4)	85.6%	94.8%	89.6%	83.4%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	43%	41%	40%	42%
Property	21	18	18	26
Agriculture	17	18	20	8
Multiline	8	8	7	5
Credit/Surety	5	5	5	6
Motor	4	9	8	11
Other	2	1	2	2

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($1.9) million and ($1.5) million, respectively, compared to the six months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	June 30, 2012 (A)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Net premiums written	$128	$346	$97	$144	$121

Net premiums earned	$164	$159	$192	$193	$193

Losses and loss expenses	(119)	(98)	(188)	(102)	(127)
Acquisition costs	(39)	(38)	(45)	(52)	(53)

Technical result	$6	$23	$(41)	$39	$13

Loss ratio (2)	72.3%	61.6%	97.8%	52.9%	65.9%
Acquisition ratio (3)	23.9	23.9	23.6	26.9	27.6

Technical ratio (4)	96.2%	85.5%	121.4%	79.8%	93.5%

Distribution of Net Premiums Written by Major Lines of Business:
Property	67%	62%	69%	71%	78%
Motor	23	27	18	21	14
Casualty	10	11	13	8	8

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($5.0) million and ($7.7) million, respectively, compared to the three months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the six months ended		For the year ended
	June 30, 2012 (A)	June 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$474	$437	$678	$898

Net premiums earned	$324	$374	$759	$914

Losses and loss expenses	(217)	(277)	(567)	(702)
Acquisition costs	(78)	(93)	(191)	(227)

Technical result	$29	$4	$1	$(15)

Loss ratio (2)	67.0%	74.0%	74.7%	76.8%
Acquisition ratio (3)	23.9	25.0	25.1	24.9

Technical ratio (4)	90.9%	99.0%	99.8%	101.7%

Distribution of Net Premiums Written by Major Lines of Business:
Property	63%	70%	70%	66%
Motor	26	19	20	22
Casualty	11	11	10	12

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($11.1) million and ($10.7) million, respectively, compared to the six months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended
	June 30, 2012 (A)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Net premiums written	$391	$353	$337	$360	$333

Net premiums earned	$363	$308	$356	$362	$341

Losses and loss expenses	(213)	(194)	(276)	(247)	(206)
Acquisition costs	(93)	(70)	(88)	(82)	(78)

Technical result	$57	$44	$(8)	$33	$57

Loss ratio (2)	58.8%	63.2%	77.5%	68.3%	60.3%
Acquisition ratio (3)	25.5	22.6	24.6	22.7	22.9

Technical ratio (4)	84.3%	85.8%	102.1%	91.0%	83.2%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	14%	14%	20%	16%	14%
Credit/Surety	18	21	19	18	20
Energy	7	4	8	11	7
Engineering	10	11	15	13	12
Marine	23	20	21	20	21
Specialty casualty	9	14	2	4	7
Specialty property	12	9	11	13	12
Other	7	7	4	5	7

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($9.7) million and ($11.6) million, respectively, compared to the three months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the six months ended		For the year ended
	June 30, 2012 (A)	June 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$744	$648	$1,344	$1,391

Net premiums earned	$671	$658	$1,376	$1,405

Losses and loss expenses	(408)	(427)	(950)	(985)
Acquisition costs	(162)	(158)	(328)	(292)

Technical result	$101	$73	$98	$128

Loss ratio (2)	60.8%	64.9%	69.1%	70.0%
Acquisition ratio (3)	24.2	24.0	23.8	20.8

Technical ratio (4)	85.0%	88.9%	92.9%	90.8%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	14%	13%	16%	16%
Credit/Surety	19	22	20	16
Energy	6	7	8	8
Engineering	10	13	14	14
Marine	22	20	20	20
Specialty casualty	11	13	8	11
Specialty property	11	8	10	8
Other	7	4	4	7

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($13.6) million and ($14.5) million, respectively, compared to the six months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended
	June 30, 2012 (A)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Net premiums written	$145	$215	$21	$89	$161

Net premiums earned	$73	$90	$142	$199	$110

Losses and loss expenses	(16)	(2)	(250)	(169)	(123)
Acquisition costs	(6)	(9)	(11)	(15)	(9)

Technical result	$51	$79	$(119)	$15	$(22)

Loss ratio (2)	22.5%	2.1%	175.9%	85.0%	111.7%
Acquisition ratio (3)	8.3	10.5	7.6	7.4	8.1

Technical ratio (4)	30.8%	12.6%	183.5%	92.4%	119.8%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of $nil million and ($1.7) million, respectively, compared to the three months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the six months ended		For the year ended
	June 30, 2012 (A)	June 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$360	$453	$562	$646

Net premiums earned	$163	$233	$574	$672

Losses and loss expenses	(19)	(1,040)	(1,459)	(393)
Acquisition costs	(15)	(1)	(26)	(49)

Technical result	$129	$(808)	$(911)	$230

Loss ratio (2)	11.3%	446.3%	254.2%	58.5%
Acquisition ratio (3)	9.5	0.3	4.5	7.2

Technical ratio (4)	20.8%	446.6%	258.7%	65.7%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($1.0) million and ($1.0) million, respectively, compared to the six months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended
	June 30, 2012 (A)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Net premiums written	$199	$215	$190	$194	$195

Net premiums earned	$200	$194	$203	$203	$201

Life policy benefits	(173)	(149)	(171)	(168)	(166)
Acquisition costs	(26)	(29)	(28)	(33)	(26)

Technical result	$1	$16	$4	$2	$9

Other income	1	—	1	—	—
Other operating expenses	(13)	(12)	(15)	(12)	(13)

Underwriting result	$(11)	$4	$(10)	$(10)	$(4)

Net investment income	17	17	16	19	16

Allocated underwriting result (1)	$6	$21	$6	$9	$12

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	65%	71%	66%	71%	72%
Longevity	32	27	31	26	25
Health	3	2	3	3	3

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($8.8) million and ($9.4) million, respectively, compared to the three months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the six months ended		For the year ended
	June 30, 2012 (A)	June 30, 2011	December 31, 2011	December 31, 2010

Net premiums written	$414	$402	$786	$742

Net premiums earned	$394	$385	$792	$744

Life policy benefits	(322)	(311)	(650)	(624)
Acquisition costs	(55)	(56)	(117)	(116)

Technical result	$17	$18	$25	$4

Other income	2	—	1	2
Other operating expenses	(26)	(25)	(53)	(57)

Underwriting result	$(7)	$(7)	$(27)	$(51)

Net investment income	33	31	66	71

Allocated underwriting result (1)	$26	$24	$39	$20

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	68%	74%	71%	70%
Longevity	30	23	26	27
Health	2	3	3	3

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2012, net premiums written and net premiums earned include foreign exchange impacts of ($13.1) million and ($13.1) million, respectively, compared to the six months ended June 30, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

		For the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Technical result	$1	$1	$3	$4	$(1)

Other income	2	1	—	—	1
Corporate expenses - acquisition related	—	—	—	(1)	(1)
Corporate expenses	(22)	(20)	(16)	(19)	(25)
Other operating expenses	(5)	(3)	(4)	(3)	(4)

Net investment income	136	130	140	145	142

Net realized and unrealized investment gains	38	193	74	26	78
Interest expense	(12)	(12)	(12)	(12)	(12)
Amortization of intangible assets	(9)	(9)	(9)	(9)	(9)
Net foreign exchange gains (losses)	8	(3)	15	11	9
Income tax expense	(50)	(67)	(3)	(42)	(50)
Interest in (losses) earnings of equity investments	(1)	5	(2)	(5)	(1)

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the six months ended		For the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010

Technical result	$2	$(1)	$6	$—

Other income	2	1	3	3
Corporate expenses - acquisition related	—	(4)	(4)	(16)
Corporate expenses - voluntary termination plan	—	—	—	(41)
Corporate expenses (1)	(41)	(43)	(79)	(94)
Other operating expenses	(8)	(9)	(16)	(15)

Net investment income	267	279	563	602

Net realized and unrealized investment gains (losses)	231	(34)	67	402
Interest expense	(24)	(24)	(49)	(44)
Amortization of intangible assets	(18)	(18)	(36)	(31)
Net foreign exchange gains (losses)	5	9	34	(21)
Income tax expense	(117)	(24)	(69)	(129)
Interest in earnings (losses) of equity investments	4	—	(6)	13

(1)	The Company’s corporate expenses for the year ended December 31, 2010 includes $13 million of corporate expenses related to Paris Re.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Property	12%	19%	12%	14%	13%
Casualty	10	13	12	11	10
Motor	3	8	4	5	3
Multiline and other	1	3	2	3	2
Specialty
Agriculture	10	3	7	8	7
Aviation/Space	5	4	9	5	5
Catastrophe	13	15	2	8	15
Credit/Surety	8	6	8	7	8
Energy	2	1	3	4	2
Engineering	3	3	6	4	4
Marine	8	5	8	7	7
Specialty casualty	3	3	1	1	2
Specialty property	4	2	4	5	4
Life	18	15	22	18	18

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
North America	39%	33%	34%	37%	36%
Europe	36	48	45	38	40
Asia, Australia and New Zealand	13	9	10	13	13
Latin America, Caribbean and Africa	12	10	11	12	11

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	77%	72%	68%	74%	75%
Direct	23	28	32	26	25

	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Property	16%	16%	15%	18%
Casualty	12	11	11	11
Motor	6	5	5	7
Multiline and other	2	2	2	2
Specialty
Agriculture	6	6	7	4
Aviation/Space	4	4	5	5
Catastrophe	14	18	13	14
Credit/Surety	7	7	7	6
Energy	2	2	2	2
Engineering	3	3	4	4
Marine	6	5	6	6
Specialty casualty	3	3	2	3
Specialty property	3	2	3	2
Life	16	16	18	16

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	43%	42%	41%	43%
North America	35	36	36	36
Asia, Australia and New Zealand	11	12	12	10
Latin America, Caribbean and Africa	11	10	11	11

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	74%	73%	72%	73%
Direct	26	27	28	27

	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:

North America
Non-Proportional	19%	50%	16%	26%	25%
Proportional	81	50	84	74	75

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	13%	34%	11%	19%	10%
Proportional	87	66	89	81	90

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	24%	31%	7%	17%	20%
Proportional	76	69	93	83	80

Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	97%	98%	96%	98%	98%
Proportional	3	2	4	2	2

Total	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	33%	49%	13%	29%	35%
Proportional	67	51	87	71	65

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

North America
Non-Proportional	36%	38%	30%	33%
Proportional	64	62	70	67

Total	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	28%	28%	23%	23%
Proportional	72	72	77	77

Total	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	28%	27%	19%	22%
Proportional	72	73	81	78

Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	98%	98%	99%
Proportional	2	2	2	1

Total	100%	100%	100%	100%

Non-life total
Non-Proportional	42%	45%	35%	38%
Proportional	58	55	65	62

Total	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	June 30, 2012			March 31, 2012			December 31, 2011			September 30, 2011			June 30, 2011			December 31, 2010

Investments:
Fixed maturities
U.S. government	$922		6%	$1,066		7%	$1,090		7%	$1,162		7%	$1,291		8%	$673		5%
Government Sponsored Enterprises (GSEs)	22		—	23		—	26		—	26		—	184		1	233		2
U.S. states, territories and municipalities	127		1	130		1	124		1	101		1	99		1	67		—
Non-U.S. sovereign government, supranational and government related	2,651		18	3,070		19	2,964		19	3,230		20	3,258		20	2,819		20
Corporates	5,813		39	6,067		39	5,747		38	6,120		39	5,830		37	6,144		43
Mortgage/asset-backed securities	4,085		27	4,056		26	3,991		26	3,717		24	3,745		23	2,889		20

Total fixed maturities	13,620		91	14,412		92	13,942		91	14,356		91	14,407		90	12,825		90
Short-term investments	32		—	39		—	42		—	98		1	216		2	49		—
Equities	1,050		7	943		6	945		6	1,001		6	995		6	1,072		8
Other invested assets	330		2	361		2	358		3	335		2	338		2	352		2

Total investments	$15,032		100%	$15,755		100%	$15,287		100%	$15,790		100%	$15,956		100%	$14,298		100%

Cash and cash equivalents	1,512			1,210			1,343			1,073			1,607			2,111
Total investments and cash	$16,544			$16,965			$16,630			$16,863			$17,563			$16,409

Maturity distribution:
One year or less	$872		6%	$597		4%	$571		4%	$576		4%	$970		7%	$930		7%
More than one year through five years	4,193		31	5,038		35	4,923		35	5,580		39	5,404		37	5,022		39
More than five years through ten years	3,696		27	3,954		27	3,713		26	3,840		26	3,831		26	3,418		27
More than ten years	806		6	806		6	786		6	741		5	673		4	615		5

Subtotal	9,567		70	10,395		72	9,993		71	10,737		74	10,878		74	9,985		78
Mortgage/asset-backed securities	4,085		30	4,056		28	3,991		29	3,717		26	3,745		26	2,889		22

Total	$13,652		100%	$14,451		100%	$13,984		100%	$14,454		100%	$14,623		100%	$12,874		100%

Credit quality by market value: (A) (B)
AAA	16%			18%			25%			28%			58%			51%
AA	43			42			37			35			7			9
A	21			21			21			21			19			22
BBB	14			13			11			11			10			11
Below Investment Grade/Unrated	6			6			6			5			6			7

	100%			100%			100%			100%			100%			100%

Expected average duration	3.0	Yrs		2.9	Yrs		2.9	Yrs		3.0	Yrs		3.0	Yrs		3.0	Yrs
Average yield to maturity at market	2.3%			2.3%			2.4%			2.5%			2.9%			2.9%
Average credit quality	A			AA			AA			AA			AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at September 30, 2011 compared to June 30, 2011 largely reflects Standard & Poor’s decision in August 2011 to downgrade, from AAA to AA+, U.S. Government securities and other securities that carry either an explicit or an implicit guarantee of the U.S. Government. While other rating agencies did not take a similar rating action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.
(B)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at March 31, 2012 compared to December 31, 2011 largely reflects Standard & Poor’s decision in January 2012 to downgrade 9 Eurozone sovereign governments. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

		June 30, 2012
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest Single issuer as a Percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,222,844	21.0%	7.4%	0.7%
Consumer noncyclical	843,395	14.5	5.1	0.3
Communications	588,133	10.1	3.6	0.4
Utilities	584,478	10.1	3.5	0.3
Energy	426,316	7.3	2.6	0.5
Industrials	396,662	6.8	2.4	0.2
Government guaranteed corporate debt	367,656	6.3	2.2	0.4
Consumer cyclical	350,530	6.0	2.1	0.3
Insurance	242,298	4.2	1.5	0.2
Materials	218,383	3.8	1.3	0.1
Catastrophe bonds	200,813	3.5	1.2	0.2
Longevity and mortality bonds	163,015	2.8	1.0	0.4
Technology	122,479	2.1	0.7	0.1
Real estate investment trusts	73,011	1.3	0.4	0.1
Diversified	12,547	0.2	0.1	—

Total Corporate bonds	$5,812,560	100.0%	35.1%

Finance sector - Corporate bonds
Banks	$565,697	9.7%	3.4%
Investment banking and brokerage	271,896	4.7	1.6
Financial services	160,702	2.8	1.0
Commercial and consumer finance	156,717	2.7	1.0
Other	67,832	1.1	0.4

Total finance sector - Corporate bonds	$1,222,844	21.0%	7.4%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$30,662	$47,728	$413,751	$71,618	$1,938	$565,697
Investment banking and brokerage	—	—	251,431	19,526	939	271,896
Financial services	—	134,281	24,673	1,748	—	160,702
Commercial and consumer finance	—	—	68,814	68,920	18,983	156,717
Other	—	14,850	20,859	28,972	3,151	67,832

Total finance sector - Corporate bonds	$30,662	$196,859	$779,528	$190,784	$25,011	$1,222,844

% of total	2%	16%	64%	16%	2%	100%

Concentration of investment risk

The top 10 Corporate bond issues account for 15% of the Company’s total corporate bonds. The single largest issue accounts for 1.9% of the Company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

		June 30, 2012
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$130,545	18.3%	0.8%	—%
Finance	97,864	13.7	0.6	0.1
Technology	86,571	12.1	0.5	0.1
Energy	76,620	10.8	0.5	0.1
Communications	62,599	8.8	0.4	0.1
Insurance	61,521	8.6	0.4	0.1
Industrials	59,565	8.4	0.3	0.1
Consumer cyclical	54,851	7.7	0.3	—
Utilities	29,437	4.1	0.2	—
Materials	27,559	3.9	0.2	—
Real estate investment trusts	23,636	3.3	0.1	0.1
Diversified	2,055	0.3	—	—

Total equities	$712,823	100.0%	4.3%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	251,721		1.5
Funds and ETFs holding equities	85,473		0.5

Total equities	$1,050,017		6.3%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 16.4% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 17.6% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 3.1% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at June 30, 2012
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$59,081	$65,323	$70,980	$12,840	$327,469	$535,693
U.S. Collaterized Mortgage Obligations	—	2,750	—	—	—	—	1	2,751
U.S. Mortgage Backed Securities (MBS)	773,385	2,044,667	—	—	—	—	—	2,818,052
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	38,895	—	8,232	2,029	2,107	51,263
U.S. MBS Interest Only	51,126	127,272	13,127	—	—	—	88,825	280,350

	$824,511	$2,174,689	$111,103	$65,323	$79,212	$14,869	$418,402	$3,688,109

Non-U.S. Asset-Backed Securities	$—	$—	$78,448	$18,422	$40,426	$—	$—	$137,296
Non-U.S. Collaterized Mortgage Obligations	—	—	156,589	40,678	39,301	—	—	236,568
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	23,033	—	—	—	—	23,033

	$—	$—	$258,070	$59,100	$79,727	$—	$—	$396,897

Total mortgage/asset-backed securities	$824,511	$2,174,689	$369,173	$124,423	$158,939	$14,869	$418,402	$4,085,006

Corporate Securities	—	22,344	—	—	—	—	—	22,344

Total	$824,511	$2,197,033	$369,173	$124,423	$158,939	$14,869	$418,402	$4,107,350

% of total	20%	54%	9%	3%	4%	—%	10%	100%

(1)	In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $101.0 million and a carrying value of $0.7 million at June 30, 2012 within Other Invested Assets.

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	June 30, 2012					March 31, 2012		December 31, 2011
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments

Principal Finance - Investments	$149,462	$—	$149,462	$—	$149,462	$152,749	$152,749	$170,092	$170,092
Principal Finance - Derivative Exposure Assumed	—	(1,851)	(1,851)	111,712	109,861	(985)	119,401	(2,174)	127,114
Insurance-Linked Securities	—	(5,162)	(5,162)	155,964	150,802	(3,528)	157,436	(968)	135,407
Commodities Futures	—	1,728	1,728	42,099	43,827	(1,668)	47,271	(1,756)	46,223
Strategic Investments	189,616	—	189,616	—	189,616	181,750	181,750	179,348	179,348

Total other invested assets - Private Markets Exposure Assumed	339,078	(5,285)	333,793	309,775	643,568	328,318	658,607	344,542	658,184

Other Credit Derivatives - Exposure Assumed	—	272	272	5,000	5,272	322	5,322	246	5,246
Other Credit Derivatives - Protection Purchased	—	(1,120)	(1,120)	(77,459)	(78,579)	(1,447)	(96,748)	(1,193)	(96,154)

Other (2)	9,475	(12,424)	(2,949)			33,701		14,559

Total other invested assets	$348,553	$(18,557)	$329,996			$360,894		$358,154

(1)	The total net exposures originated in Private Markets are $1,678 million at June 30, 2012 ($1,639 million and $1,629 million at March 31, 2012 and December 31, 2011, respectively). In addition to the net exposures listed above of $644 million ($659 million and $658 million at March 31, 2012 and December 31, 2011, respectively), the Company has the following other net exposures originated in Private Markets:

•

Principal Finance: $583 million of assets listed under Investments - Fixed Maturities and $7 million listed under Investments - Equities for a total exposure of $849 million ($822 million and $824 million at March 31, 2012 and December 31, 2011, respectively).

•

Insurance-Linked Securities: $371 million of bonds listed under Investments - Fixed Maturities and $38 million of limits on transactions that use reinsurance accounting for a total exposure of $560 million ($567 million and $562 million at March 31, 2012 and December 31, 2011, respectively).

•

Strategic Investments: $7 million of assets listed under Investments - Fixed Maturities, $26 million under Investments - Equities, and $2 million of assets listed under Other Assets for a total exposure of $225 million ($203 million and $197 million at March 31, 2012 and December 31, 2011, respectively).

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	June 30, 2012			March 31, 2012			December 31, 2011			September 30, 2011			June 30, 2011			December 31, 2010

Investments:
Fixed maturities
U.S. government	$222		20%	$218		19%	$111		11%	$111		10%	$77		7%	$95		6%
Government Sponsored Enterprises (GSEs)	146		14	157		14	158		15	156		13	154		13	193		12
Non-U.S. sovereign government, supranational and government related	276		25	290		25	275		26	303		26	313		27	385		25
Corporates	419		39	460		40	480		45	531		46	551		47	799		52
Mortgage/asset-backed securities	—		—	—		—	—		—	—		—	—		—	12		1

Total fixed maturities	1,063		98	1,125		98	1,024		97	1,101		95	1,095		94	1,484		96
Short-term investments	11		1	2		—	18		2	35		3	42		4	38		3
Other invested assets	15		1	18		2	16		1	18		2	22		2	21		1

Total investments	$1,089		100%	$1,145		100%	$1,058		100%	$1,154		100%	$1,159		100%	$1,543		100%

Cash and cash equivalents	64			47			176			135			149			129
Total investments and cash	$1,153			$1,192			$1,234			$1,289			$1,308			$1,672

Accrued investment income	13			14			14			17			15			20
Other funds held assets/liabilities	67			58			20			17			57			80

Total funds held - directly managed	$1,233			$1,264			$1,268			$1,323			$1,380			$1,772

Maturity distribution:
One year or less	$216		20%	$192		17%	$227		22%	$203		18%	$223		20%	$289		19%
More than one year through five years	642		60	705		63	573		55	646		57	621		55	814		53
More than five years through ten years	188		17	203		18	215		20	260		23	266		23	376		25
More than ten years	28		3	27		2	27		3	27		2	27		2	31		2

Subtotal	1,074		100	1,127		100	1,042		100	1,136		100	1,137		100	1,510		99
Mortgage/asset-backed securities	—		—	—		—	—		—	—		—	—		—	12		1

Total	$1,074		100%	$1,127		100%	$1,042		100%	$1,136		100%	$1,137		100%	$1,522		100%

Credit quality by market value: (A) (B)
AAA	14%			15%			22%			23%			43%			45%
AA	59			59			50			50			30			27
A	23			21			24			23			23			24
BBB	4			5			4			4			4			4

	100%			100%			100%			100%			100%			100%

Expected average duration	2.9	Yrs		3.0	Yrs		2.7	Yrs		2.9	Yrs		3.1	Yrs		3.1	Yrs
Average yield to maturity at market	1.3%			1.4%			1.7%			1.8%			2.1%			2.4%
Average credit quality	AA			AA			AA			AA			AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at September 30, 2011 compared to June 30, 2011 largely reflects Standard & Poor’s decision in August 2011 to downgrade, from AAA to AA+, U.S. Government securities and other securities that carry either an explicit or an implicit guarantee of the U.S. Government. While other rating agencies did not take a similar rating action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.
(B)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at March 31, 2012 compared to December 31, 2011 largely reflects Standard & Poor’s decision in January 2012 to downgrade 9 Eurozone sovereign governments. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		June 30, 2012
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest Single issuer as a Percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$184,988	44.1%	16.0%	1.2%
Consumer noncyclical	65,776	15.7	5.7	0.8
Energy	49,500	11.8	4.3	0.9
Utilities	25,532	6.1	2.2	0.4
Materials	20,187	4.8	1.7	0.4
Communications	18,133	4.3	1.6	0.4
Government Guaranteed Corporate Debt	16,318	3.9	1.4	1.1
Consumer cyclical	12,673	3.0	1.1	0.7
Technology	12,114	2.9	1.1	0.4
Industrials	9,051	2.2	0.8	0.3
Real estate investment trusts	3,505	0.9	0.3	0.3
Insurance	1,277	0.3	0.1	0.1

Total Corporate bonds	$419,054	100.0%	36.3%

Finance sector - Corporate bonds
Banks	$107,945	25.7%	9.4%
Investment Banking & Brokerage	29,714	7.1	2.6
Financial Services	28,894	6.9	2.5
Commercial & Consumer Finance	14,415	3.4	1.2
Other	4,020	1.0	0.3

Total finance sector - Corporate bonds	$184,988	44.1%	16.0%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$18,832	$40,727	$43,665	$4,721	$107,945
Investment Banking & Brokerage	14,988	—	14,726	—	29,714
Financial Services	4,187	20,211	4,496	—	28,894
Commercial & Consumer Finance	7,563	—	6,852	—	14,415
Other	—	—	4,020	—	4,020

Total finance sector - Corporate bonds	$45,570	$60,938	$73,759	$4,721	$184,988

% of total	25%	33%	40%	2%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 24.4% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 3.4% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Fixed maturities	$129,900	$133,490	$138,233	$145,861	$141,535
Short-term investments, cash and cash equivalents	628	596	571	887	1,142
Equities	12,992	3,513	4,758	4,322	6,545
Funds held and other	13,330	10,602	11,095	14,522	11,295
Funds held - directly managed	7,577	8,593	11,936	9,180	8,635
Investment expenses	(10,921)	(9,898)	(11,053)	(11,125)	(10,824)

Net investment income (1)	$153,506	$146,896	$155,540	$163,647	$158,328

Net realized investment gains on fixed maturities and short-term investments	$62,202	$17,398	$73,155	$63,611	$13,007
Net realized investment gains on equities	6,370	41,421	25,136	2,480	26,219
Net realized (losses) gains on other invested assets	(18,321)	5,205	(27,529)	(97,741)	(63,269)
Change in net unrealized (losses) gains on other invested assets	(14,346)	20,428	(1,360)	(212)	(7,253)
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	32,995	47,821	(51,964)	189,956	131,101
Change in net unrealized investment (losses) gains on equities	(32,963)	50,771	57,314	(145,095)	(30,197)
Net other realized and unrealized investment gains	406	2,961	2,400	1,193	23
Net realized and unrealized investment gains (losses) on funds held - directly managed	1,789	6,730	(2,599)	11,947	8,568

Net realized and unrealized investment gains	$38,132	$192,735	$74,553	$26,139	$78,199

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended June 30, 2012, net investment income includes foreign exchange impacts of ($2.1) million compared to the three months ended June 30, 2011.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010

Fixed maturities	$263,390	$277,482	$561,576	$580,258
Short-term investments, cash and cash equivalents	1,224	2,385	3,843	8,541
Equities	16,505	10,735	19,815	20,794
Funds held and other	23,932	23,885	49,502	52,794
Funds held - directly managed	16,170	16,804	37,919	51,775
Investment expenses	(20,819)	(21,329)	(43,507)	(41,380)

Net investment income (1)	$300,402	$309,962	$629,148	$672,782

Net realized investment gains on fixed maturities and short-term investments	$79,600	$20,441	$157,207	$173,426
Net realized investment gains on equities	47,792	63,250	90,866	44,736
Net realized losses on other invested assets	(13,116)	(51,025)	(176,295)	(68,568)
Change in net unrealized gains (losses) on other invested assets	6,082	(44,707)	(46,278)	3,742
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	80,815	(9,767)	128,224	142,634
Change in net unrealized investment gains (losses) on equities	17,808	(14,079)	(101,860)	64,825
Net other realized and unrealized investment gains	3,367	24	3,617	13,335
Net realized and unrealized investment gains on funds held - directly managed	8,519	1,863	11,211	27,352

Net realized and unrealized investment gains (losses)	$230,867	$(34,000)	$66,692	$401,482

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the six months ended June 30, 2012, net investment income includes foreign exchange impacts of ($2.7) million compared to the six months ended June 30, 2011.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Fixed maturities	$7,087	$7,620	$7,684	$7,778	$8,130
Short-term investments, cash and cash equivalents	167	171	681	667	380
Other	305	716	3,779	968	326
Investment expenses	18	86	(208)	(233)	(201)

Net investment income	$7,577	$8,593	$11,936	$9,180	$8,635

Net realized investment gains (losses) on fixed maturities and short-term investments	$108	$(386)	$(496)	$121	$471
Net realized investment gains (losses) on other invested assets	—	—	49	(93)	2
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	3,029	5,883	(868)	14,676	10,756
Change in net unrealized investment (losses) gains on other invested assets	(1,348)	1,233	(1,284)	(2,757)	(2,661)

Net realized and unrealized investment gains (losses) on funds held - directly managed	$1,789	$6,730	$(2,599)	$11,947	$8,568

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010

Fixed maturities	$14,706	$16,081	$31,542	$46,200
Short-term investments, cash and cash equivalents	338	558	1,906	1,607
Other	1,022	655	5,402	6,078
Investment expenses	104	(490)	(931)	(2,110)

Net investment income	$16,170	$16,804	$37,919	$51,775

Net realized investment (losses) gains on fixed maturities and short-term investments	$(278)	$5,745	$5,369	$1,041
Net realized investment gains (losses) of on other invested assets	—	2	(42)	1,635
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	8,913	(1,494)	12,314	27,568
Change in net unrealized investment losses on other invested assets	(116)	(2,390)	(6,430)	(2,892)

Net realized and unrealized investment gains on funds held - directly managed	$8,519	$1,863	$11,211	$27,352

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$11,143,354	$11,273,091	$11,352,599	$12,016,271	$11,887,316
Reinsurance recoverable at beginning of period	(335,613)	(353,105)	(359,203)	(378,581)	(383,446)

Net liability at beginning of period	10,807,741	10,919,986	10,993,396	11,637,690	11,503,870

Net incurred losses related to:
Current year	648,522	590,814	949,645	889,469	809,445
Prior years	(115,140)	(163,603)	(51,573)	(175,961)	(161,022)

	533,382	427,211	898,072	713,508	648,423

Change in reserve agreement (1)	7,229	(34,792)	(18,682)	(14,630)	(27,705)

Net losses paid	(774,142)	(648,377)	(785,542)	(1,062,917)	(616,941)

Effects of foreign exchange rate changes	(244,544)	143,713	(167,258)	(280,255)	130,043

Net liability at end of period	10,329,666	10,807,741	10,919,986	10,993,396	11,637,690
Reinsurance recoverable at end of period	331,346	335,613	353,105	359,203	378,581

Gross liability at end of period	$10,661,012	$11,143,354	$11,273,091	$11,352,599	$12,016,271

Breakdown of gross liability at end of period:
Case reserves	$5,000,584	$5,189,842	$5,187,761	$5,198,774	$5,093,142
Additional case reserves	453,035	550,945	495,593	563,690	1,284,603
Incurred but not reported reserves	5,207,393	5,402,567	5,589,737	5,590,135	5,638,526

Gross liability at end of period	$10,661,012	$11,143,354	$11,273,091	$11,352,599	$12,016,271

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,310,449	$3,292,254	$3,287,364	$3,294,447	$3,293,224
Global (Non-U.S.) P&C	2,478,403	2,671,384	2,631,593	2,726,094	2,911,178
Global (Non-U.S.) Specialty	3,781,955	3,930,158	3,922,404	3,902,088	3,970,089
Catastrophe	1,090,205	1,249,558	1,431,730	1,429,970	1,841,780

Gross liability at end of period	$10,661,012	$11,143,354	$11,273,091	$11,352,599	$12,016,271

Unrecognized time value of non-life reserves	$493,597	$618,317	$560,860	$614,961	$968,950

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	145.1%	151.8%	87.5%	149.0%	95.1%
Non-life paid losses to net premiums earned ratio	86.9%	81.5%	80.3%	97.5%	68.1%

(1)	The change in the reserve agreement is due to unfavorable (favorable) development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$11,273,091	$10,666,604	$10,666,604	$10,811,483
Reinsurance recoverable at beginning of period	(353,105)	(348,747)	(348,747)	(336,352)

Net liability at beginning of period	10,919,986	10,317,857	10,317,857	10,475,131

Net incurred losses related to:
Current year	1,239,336	2,413,653	4,252,766	3,137,874
Prior years	(278,743)	(302,923)	(530,457)	(477,883)

	960,593	2,110,730	3,722,309	2,659,991

Change in reserve agreement (1)	(27,563)	(28,072)	(61,383)	(66,783)

Net losses paid	(1,422,519)	(1,142,100)	(2,990,559)	(2,579,018)

Effects of foreign exchange rate changes	(100,831)	379,275	(68,238)	(171,464)

Net liability at end of period	10,329,666	11,637,690	10,919,986	10,317,857
Reinsurance recoverable at end of period	331,346	378,581	353,105	348,747

Gross liability at end of period	$10,661,012	$12,016,271	$11,273,091	$10,666,604

Breakdown of gross liability at end of period:
Case reserves	$5,000,584	$5,093,142	$5,187,761	$4,652,281
Additional case reserves	453,035	1,284,603	495,593	326,721
Incurred but not reported reserves	5,207,393	5,638,526	5,589,737	5,687,602

Gross liability at end of period	$10,661,012	$12,016,271	$11,273,091	$10,666,604

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,310,449	$3,293,224	$3,287,364	$3,211,622
Global (Non-U.S.) P&C	2,478,403	2,911,178	2,631,593	2,804,937
Global (Non-U.S.) Specialty	3,781,955	3,970,089	3,922,404	3,781,341
Catastrophe	1,090,205	1,841,780	1,431,730	868,704

Gross liability at end of period	$10,661,012	$12,016,271	$11,273,091	$10,666,604

Unrecognized time value of non-life reserves	$493,597	$968,950	$560,860	$949,210

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	148.1%	54.1%	80.3%	97.0%
Non-life paid losses to net premiums earned ratio	84.3%	63.9%	77.6%	63.9%

(1)	The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,707,982	$1,645,662	$1,678,201	$1,726,180	$1,670,768
Reinsurance recoverable at beginning of period	(9,221)	(9,874)	(10,633)	(11,624)	(11,120)

Net liability at beginning of period	1,698,761	1,635,788	1,667,568	1,714,556	1,659,648

Net incurred losses related to:
Current year	170,889	160,204	175,199	163,065	163,884
Prior years	1,866	(10,929)	(4,067)	5,053	2,216

	172,755	149,275	171,132	168,118	166,100

Net losses paid	(174,862)	(131,047)	(154,225)	(141,734)	(130,994)

Effects of foreign exchange rate changes	(70,742)	44,745	(48,687)	(73,372)	19,802

Net liability at end of period	1,625,912	1,698,761	1,635,788	1,667,568	1,714,556
Reinsurance recoverable at end of period	9,635	9,221	9,874	10,633	11,624

Gross liability at end of period	$1,635,547	$1,707,982	$1,645,662	$1,678,201	$1,726,180

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,645,662	$1,750,410	$1,750,410	$1,615,193
Reinsurance recoverable at beginning of period	(9,874)	(14,739)	(14,739)	(20,465)

Net liability at beginning of period	1,635,788	1,735,671	1,735,671	1,594,728

Net incurred losses related to:
Current year	331,093	312,507	650,771	611,795
Prior years	(9,063)	(1,497)	(510)	11,832

	322,030	311,010	650,261	623,627

Net losses paid (1)	(305,909)	(422,967)	(718,926)	(419,944)

Effects of foreign exchange rate changes	(25,997)	90,842	(31,218)	(62,740)

Net liability at end of period	1,625,912	1,714,556	1,635,788	1,735,671
Reinsurance recoverable at end of period	9,635	11,624	9,874	14,739

Gross liability at end of period	$1,635,547	$1,726,180	$1,645,662	$1,750,410

(1)	Net losses paid for the six months ended June 30, 2011 and for the year ended December 31, 2011 include an approximate $131 million reduction in policy benefits for life and annuity contracts related to the recapture by the cedant of a large longevity treaty that was written on a funds held basis. Contemporaneously, the treaty was rewritten on a net settled mortality swap basis.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$38,764	$61,717	$20,178	$74,769	$54,513
Global (Non-U.S.) P&C	17,981	27,683	26,369	34,945	22,228
Global (Non-U.S.) Specialty	58,549	55,428	6,478	30,027	57,847
Catastrophe	(154)	18,775	(1,452)	36,220	26,434

Total Non-life net prior year reserve development	$115,140	$163,603	$51,573	$175,961	$161,022

Non-life segment:
Net prior year reserve development due to changes in premiums	$(35,011)	$(26,333)	$(24,150)	$(8,461)	$2,424
Net prior year reserve development due to all other factors (2)	150,151	189,936	75,723	184,422	158,598

Total Non-life net prior year reserve development	$115,140	$163,603	$51,573	$175,961	$161,022

Life segment:
Net prior year reserve development due to GMDB (1)	$(4,784)	$9,569	$(32)	$(5,475)	$(214)
Net prior year reserve development due to all other factors (2)	2,918	1,360	4,099	422	(2,002)

Total Life net prior year reserve development	$(1,866)	$10,929	$4,067	$(5,053)	$(2,216)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At June 30, 2012, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.6 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5.8 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$100,481	$94,233	$189,180	$165,780
Global (Non-U.S.) P&C	45,664	54,682	115,995	97,539
Global (Non-U.S.) Specialty	113,977	92,470	128,975	170,931
Catastrophe	18,621	61,538	96,307	43,633

Total Non-life net prior year reserve development	$278,743	$302,923	$530,457	$477,883

Non-life segment:
Net prior year reserve development due to changes in premiums	$(61,343)	$(25,890)	$(58,501)	$(7,509)
Net prior year reserve development due to all other factors (2)	340,086	328,813	588,958	485,392

Total Non-life net prior year reserve development	$278,743	$302,923	$530,457	$477,883

Life segment:
Net prior year reserve development due to GMDB (1)	$4,785	$10,752	$5,245	$16,725
Net prior year reserve development due to all other factors (2)	4,278	(9,255)	(4,735)	(28,557)

Total Life net prior year reserve development	$9,063	$1,497	$510	$(11,832)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At June 30, 2012, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.6 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5.8 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Natural Catastrophe Probable Maximum Losses (PMLs)

(Expressed in millions of U.S. dollars)

(Unaudited)

Single occurrence estimated net PML exposure (1)

		April 1, 2012		January 1, 2012
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)

U.S. Southeast	Hurricane	$1,253		1,210
U.S. Northeast	Hurricane	1,068		1,074
U.S. Gulf Coast	Hurricane	997		977
Caribbean	Hurricane	292		280
Europe	Windstorm	884		922
Japan	Typhoon	161		128
California	Earthquake	856	$1,072	865	$1,086
British Columbia	Earthquake	355	527	363	542
Japan	Earthquake	537	578	802	851
Australia	Earthquake	479	626	478	627
New Zealand	Earthquake	338	378	347	385

(1)	The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

The Company estimates that the incremental loss at the 1-in-250 year return period from a U.S. hurricane impacting more than one of the three hurricane risk zones in the United States would be 20% higher than the PML of the largest zone impacted. In addition, there is the potential for a hurricane to impact the Caribbean peril zone and one or more U.S. hurricane peril zones.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the “PartnerRe’s Natural Catastrophe PMLs” document which is available on the Company’s website at www.partnerre.com in the Investor Relations section on the Financial Information page under Supplementary Financial Data.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share available to common shareholders (1)	11.8%	24.7%	(2.1)%	10.4%	7.2%
Less:
Annualized net realized and unrealized investment gains, net of tax, on beginning diluted book value per common share (1)	1.3	11.4	3.6	0.4	2.5

Annualized net foreign exchange gains (losses), net of tax, on beginning diluted book value per common share (1)	0.1	(0.1)	3.2	—	0.6

Annualized net interest in (losses) earnings of equity investments, net of tax, on beginning diluted book value per common share (1)	—	0.4	(0.1)	(0.3)	(0.1)

Annualized operating return on beginning diluted book value per common share (1)	10.4%	13.0%	(8.8)%	10.3%	4.2%

Net income (loss)	$176,146	$360,141	$(17,643)	$180,123	$124,185
Less:
Net realized and unrealized investment gains, net of tax	18,325	159,221	56,384	6,167	40,954
Net foreign exchange gains (losses), net of tax	1,277	(1,630)	50,150	(106)	9,069
Interest in (losses) earnings of equity investments, net of tax	(879)	5,450	(1,894)	(4,788)	(1,622)
Dividends to preferred shareholders	15,405	15,405	15,405	14,352	8,631

Operating earnings (loss) available to common shareholders	$142,018	$181,695	$(137,688)	$164,498	$67,153

Per diluted share:
Net income (loss)	$2.50	$5.24	$(0.49)	$2.43	$1.69
Less:
Net realized and unrealized investment gains, net of tax	0.29	2.42	0.85	0.09	0.60
Net foreign exchange gains (losses), net of tax	0.02	(0.02)	0.75	—	0.13
Interest in (losses) earnings of equity investments, net of tax	(0.01)	0.08	(0.03)	(0.07)	(0.02)

Operating earnings (loss)	$2.20	$2.76	$(2.06)	$2.41	$0.98

(1)	Excluding preferred shares of $893,750 at January 1, 2012 and $520,000 at January 1, 2011.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2012	June 30, 2011	December 31, 2011	December 31, 2010 (2)

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share available to common shareholders (1)	18.3%	(22.0)%	(9.0)%	12.4%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	6.4	(1.5)	0.2	4.6

Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	—	0.5	1.0	0.2

Annualized net interest in earnings (losses) of equity investments, net of tax, on beginning diluted book value per common share (1)	0.2	—	(0.1)	0.2

Annualized operating return on beginning diluted book value per common share (1)	11.7%	(21.0)%	(10.1)%	7.4%

Net income (loss)	$536,287	$(682,771)	$(520,291)	$852,552
Less:
Net realized and unrealized investment gains (losses), net of tax	177,546	(47,447)	15,104	301,462
Net foreign exchange (losses) gains, net of tax	(354)	16,390	66,433	12,847
Interest in earnings (losses) of equity investments, net of tax	4,571	(558)	(7,239)	11,911
Dividends to preferred shareholders	30,811	17,263	47,020	34,525

Operating earnings (loss) available to common shareholders	$323,713	$(668,419)	$(641,609)	$491,807

Per diluted share:
Net income (loss)	$7.76	$(10.32)	$(8.40)	$10.46
Less:
Net realized and unrealized investment gains (losses), net of tax	2.73	(0.70)	0.23	3.86
Net foreign exchange (losses) gains, net of tax	(0.01)	0.24	0.98	0.16
Interest in earnings (losses) of equity investments, net of tax	0.07	—	(0.11)	0.15

Operating earnings (loss)	$4.97	$(9.86)	$(9.50)	$6.29

(1)	Excluding preferred shares of $893,750 at January 1, 2012 and $520,000 at January 1, 2011 and 2010.
(2)	See basis of presentation for a discussion of the Company’s redefinition of its Operating Earnings (Loss), Operating Earnings (Loss) per diluted common share and Annualized Operating ROE non-GAAP measures. All periods presented reflect the redefined non-GAAP measures and are as previously published except for the year ended December 31, 2010. For a reconciliation of the previously published non-GAAP measures for the year ended December 31, 2010 to the redefined non-GAAP measures, see the Company’s financial supplement as of December 31, 2011.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	December 31, 2010

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$6,697,593	$6,786,871	$6,467,542	$6,707,683	$6,632,044	$7,206,919
Less:
Preferred shares, aggregate liquidation value	893,750	893,750	893,750	893,750	893,750	520,000

Common shareholders’ equity	5,803,843	5,893,121	5,573,792	5,813,933	5,738,294	6,686,919

Less:
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax	541,202	504,386	451,946	501,803	350,653	364,032

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$5,262,641	$5,388,735	$5,121,846	$5,312,130	$5,387,641	$6,322,887

Divided by:
Number of common shares and common share equivalents outstanding	63,164.5	65,751.6	65,715.7	68,188.1	68,552.0	71,312.3

Equals:
Diluted book value per common share and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$83.32	$81.96	$77.94	$77.90	$78.59	$88.66

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	December 31, 2010

Basic book value per common share
Total shareholders’ equity	$6,697,593	$6,786,871	$6,467,542	$6,707,683	$6,632,044	$7,206,919
Less: preferred shares, aggregate liquidation value	(893,750)	(893,750)	(893,750)	(893,750)	(893,750)	(520,000)

Common shareholders’ equity	$5,803,843	$5,893,121	$5,573,792	$5,813,933	$5,738,294	$6,686,919

Basic common shares outstanding	62,557.5	65,313.0	65,322.3	67,749.4	67,737.8	69,986.2

Basic book value per common share	$92.78	$90.23	$85.33	$85.82	$84.71	$95.55

Diluted book value per common share

Common shareholders’ equity	$5,803,843	$5,893,121	$5,573,792	$5,813,933	$5,738,294	$6,686,919

Basic common shares outstanding	62,557.5	65,313.0	65,322.3	67,749.4	67,737.8	69,986.2
Add: Stock options and other	1,968.6	1,099.2	809.4	688.6	2,329.0	3,293.4
Add: Restricted stock units	877.5	780.9	489.0	573.9	647.6	940.4
Less: Stock options and other bought back via treasury stock method	(2,239.1)	(1,441.5)	(905.0)	(823.8)	(2,162.4)	(2,907.7)

Diluted common shares and common share equivalents outstanding	63,164.5	65,751.6	65,715.7	68,188.1	68,552.0	71,312.3

Diluted book value per common share	$91.88	$89.63	$84.82	$85.26	$83.71	$93.77

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the three months ended June 30, 2012		As at and for the three months ended June 30, 2011
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$5,893	$89.63	$5,655	$82.5

Technical result	152	2.36	64	0.93
Other operating expenses	(106)	(1.65)	(114)	(1.66)
Net investment income	153	2.38	158	2.31
Amortization of intangible assets	(9)	(0.14)	(9)	(0.13)
Other, net	(9)	(0.15)	(10)	(0.15)
Operating income tax expense	(24)	(0.36)	(13)	(0.19)
Preferred dividends	(15)	(0.24)	(9)	(0.13)

Operating earnings	142	2.20	67	0.98

Net realized and unrealized investment gains, net of tax	18	0.29	41	0.60
Net foreign exchange gains, net of tax	2	0.02	9	0.13
Interest in losses of equity investments, net of tax	(1)	(0.01)	(1)	(0.02)

Net income available to common shareholders	161	2.50	116	1.69

Common share dividends	(39)	(0.62)	(41)	(0.60)
Change in currency translation adjustment	(19)	(0.30)	6	0.09
Repurchase of common shares, net	(193)	0.86	16	(0.13)
Preferred shares issuance costs	—	—	(12)	(0.18)
Change in other accumulated comprehensive income or loss, net of tax	1	0.02	(2)	(0.02)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.21)	n/a	0.36

Common shareholders’ equity / diluted book value per common share at end of period	$5,804	$91.88	$5,738	$83.71

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the six months ended June 30, 2012		As of and for the six months ended June 30, 2011
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$5,574	$84.82	$6,687	$93.77

Technical result	354	5.43	(687)	(10.13)
Other operating expenses	(204)	(3.14)	(218)	(3.21)
Net investment income	300	4.61	310	4.57
Amortization of intangible assets	(18)	(0.27)	(18)	(0.27)
Other, net	(19)	(0.29)	(21)	(0.31)
Operating income tax expense	(58)	(0.90)	(17)	(0.26)
Preferred dividends	(31)	(0.47)	(17)	(0.25)

Operating earnings (loss)	324	4.97	(668)	(9.86)

Net realized and unrealized investment gains (losses), net of tax	177	2.73	(47)	(0.70)
Net foreign exchange (losses) gains, net of tax	—	(0.01)	16	0.24
Interest in earnings (losses) of equity investments, net of tax	4	0.07	(1)	—

Net income (loss) available to common shareholders	505	7.76	(700)	(10.32)

Common share dividends	(80)	(1.24)	(78)	(1.15)
Change in currency translation adjustment	(2)	(0.03)	44	0.65
Repurchase of common shares, net	(193)	0.86	(201)	0.19
Preferred shares issuance costs	—	—	(12)	(0.18)
Change in other accumulated comprehensive income or loss, net of tax	—	—	(2)	(0.03)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.29)	n/a	0.78

Common shareholders’ equity / diluted book value per common share at end of period	$5,804	$91.88	$5,738	$83.71

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the year ended December 31, 2011		As at and for the year ended December 31, 2010
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$6,687	$93.77	$7,126	$84.51

Technical result	(663)	(9.82)	520	6.65
Other operating expenses	(435)	(6.44)	(540)	(6.90)
Net investment income	629	9.31	673	8.60
Amortization of intangible assets	(36)	(0.54)	(31)	(0.40)
Other, net	(42)	(0.61)	(33)	(0.43)
Operating income tax expense	(48)	(0.71)	(62)	(0.79)
Preferred dividends	(47)	(0.69)	(35)	(0.44)

Operating (loss) earnings	(642)	(9.50)	492	6.29

Net realized and unrealized investment gains, net of tax	15	0.23	301	3.86
Net foreign exchange gains, net of tax	67	0.98	13	0.16
Interest in (losses) earnings of equity investments, net of tax	(7)	(0.11)	12	0.15

Net (loss) income available to common shareholders	(567)	(8.40)	818	10.46

Common share dividends	(159)	(2.35)	(158)	(2.05)
Change in currency translation adjustment	(12)	(0.17)	(67)	(0.85)
Repurchase of common shares, net	(358)	0.93	(1,018)	1.15
Preferred shares issuance costs	(12)	(0.18)	—	—
Change in other accumulated comprehensive income or loss, net of tax	(5)	(0.07)	(14)	(0.18)

Impact of change in number of common and common share equivalents outstanding	n/a	1.29	n/a	0.73

Common shareholders’ equity / diluted book value per common share at end of period	$5,574	$84.82	$6,687	$93.77